Supplement No. 2 dated September 16, 1997
                                       to
                        Prospectus dated February 1, 1997
                                       for
                        STATE STREET RESEARCH AURORA FUND
                 a series of State Street Research Capital Trust


Purchase of Shares  --  Methods of Purchase  --  Minimum Investment

    Commencing on the date of this Supplement, the minimum initial investment in the Fund is increased from $25,000 to $100,000.

    Accordingly, the items "By Wire" and "All Other" of the "Minimum Initial Investment" chart on page 10 of the Prospectus are revised to reflect the increased $100,000 minimum initial investment instead of the stated $25,000 minimum initial investment.

    As stated in the Prospectus, the Fund continues to reserve the right to suspend the sale of shares or to reject any purchase order, and to vary the minimums for initial or subsequent investments, at any time.